Exhibit 99.3

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Years Ended
	December 31,		December 31,
	(in thousands, except share and per share data)
	2014	2013	2014	2013

Revenue	$56,556	$72,030	$246,642	$310,120
Operating expenses:
Marketing	4,518	5,547	23,227	23,502
Commissions	14,303	17,737	63,130	76,654
Cost of revenue	20,026	24,045	86,810	104,773
General and administrative	18,256	20,455	80,935	80,702
Impairment of goodwill	25,837	-	25,837	-
Impairment of intangibles and other long-lived assets	-	-	-	1,327
Depreciation	1,401	1,836	5,656	8,397
Amortization	848	864	3,407	3,457
Total operating expenses	85,189	70,484	289,002	298,812

(Loss) income from operations	(28,633)	1,546	(42,360)	11,308
Interest expense	(87)	(68)	(604)	(247)
Other (expense) income, net	(291)	134	(669)	(574)
(Loss) income from continuing operations before income taxes	(29,011)	1,612	(43,633)	10,487
Income tax benefit (expense)	7,042	(795)	14,086	(5,970)
(Loss) income from continuing operations	$(21,969)	$817	$(29,547)	$4,517
Loss from discontinued operations, net of tax	-	(698)	(1,147)	(2,107)
Net (loss) income	$(21,969)	$119	$(30,694)	$2,410

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(1.19)	$0.05	$(1.60)	$0.25
Loss from discontinued operations	-	(0.04)	(0.06)	(0.12)
Basic (loss) earnings per share	$(1.19)	$0.01	$(1.66)	$0.13
Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(1.19)	$0.05	$(1.60)	$0.24
Loss from discontinued operations	-	(0.04)	(0.06)	(0.11)
Diluted (loss) earnings per share	$(1.19)	$0.01	$(1.66)	$0.13
Cash dividends paid per common share	$0.00	$0.20	$0.20	$0.80

Weighted average common shares outstanding – basic	18,579	18,107	18,487	18,072
Weighted average common shares outstanding – diluted	18,579	19,094	18,487	18,850

INTERSECTIONS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2014	2013
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$11,325	$20,920
Accounts receivable, net	15,479	21,070
Prepaid expenses and other current assets	8,289	5,515
Income tax receivable	8,107	-
Deferred subscription solicitation costs	6,922	7,086
Total current assets	50,122	54,591
PROPERTY AND EQUIPMENT, net	14,764	14,490
DEFERRED TAX ASSET, net	11,849	4,864
LONG-TERM INVESTMENT	8,384	8,384
GOODWILL	17,398	43,235
INTANGIBLE ASSETS, net	763	4,020
OTHER ASSETS	1,301	1,505
TOTAL ASSETS	$104,581	$131,089

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$5,356	$955
Accrued expenses and other current liabilities	18,907	13,508
Accrued payroll and employee benefits	5,034	3,197
Commissions payable	468	502
Capital leases, current portion	592	817
Deferred revenue	2,869	4,287
Deferred tax liability, net, current portion	702	1,905
Income tax payable	-	3,149
Total current liabilities	33,928	28,320
OBLIGATIONS UNDER CAPITAL LEASES, less current portion	981	1,610
OTHER LONG-TERM LIABILITIES	4,545	3,696
TOTAL LIABILITIES	$39,454	$33,626

STOCKHOLDERS' EQUITY:
Common stock	222	213
Additional paid-in capital	123,975	121,952
Treasury stock	(32,696)	(32,696)
(Accumulated deficit) retained earnings	(26,374)	7,994
TOTAL STOCKHOLDERS’ EQUITY	65,127	97,463
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$104,581	$131,089

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Years Ended
	December 31,
	2014	2013
Net (loss) income	$(30,694)	$2,410
Adjustments to reconcile net (loss) income to cash flows from operating activities:
Depreciation	6,615	8,685
Amortization	3,407	3,507
Amortization of debt issuance costs	156	74
Loss (gain) on disposal of fixed assets	893	(28)
Reduction to value of long-term investment	-	677
Provision for doubtful accounts	(21)	(9)
Share based compensation	4,425	6,368
Excess tax benefit upon vesting of restricted stock units and stock option exercises	(284)	(522)
Amortization of non-cash consideration exchanged for additional investment	(618)	(1,236)
Amortization of deferred subscription solicitation costs	16,642	19,276
Impairment of goodwill, intangibles and other long-lived assets	25,837	1,327
Changes in assets and liabilities:
Accounts receivable	5,616	1,204
Prepaid expenses and other current assets	(2,774)	(374)
Income tax, net	(9,059)	4,096
Deferred subscription solicitation costs	(16,476)	(17,825)
Other assets	48	2,310
Accounts payable	4,417	(2,866)
Accrued expenses and other current liabilities	5,557	(685)
Accrued payroll and employee benefits	1,779	257
Commissions payable	(34)	(162)
Deferred revenue	(800)	(1,120)
Deferred income tax, net	(10,555)	(1,645)
Other long-term liabilities	849	(632)
Cash flows provided by operating activities	4,926	23,087
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(7,957)	(4,890)
Cash paid for acquisition of technology related intangible	(150)	-
Exercise of warrants in long-term investment	-	(1,464)
Cash flows used in investing activities	(8,107)	(6,354)
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital lease payments	(853)	(701)
Cash dividends paid on common shares	(3,674)	(14,444)
Cash distribution on vesting of restricted stock units	-	(1,849)
Cash proceeds from stock option exercises	105	212
Excess tax benefit upon vesting of restricted stock units and stock option exercises	284	522
Withholding tax payment on vesting of restricted stock units and stock option exercises	(2,276)	(2,711)
Purchase of treasury stock	-	(2,401)
Cash flows used in financing activities	(6,414)	(21,372)
DECREASE IN CASH AND CASH EQUIVALENTS	(9,595)	(4,639)
CASH AND CASH EQUIVALENTS—Beginning of period	20,920	25,559
CASH AND CASH EQUIVALENTS—End of period	$11,325	$20,920

INTERSECTIONS INC.
OTHER DATA
(In thousands)

In 2014, we reorganized our business into one that will build our IDENTITY GUARD® brand and Canadian business lines as growth engines for our identity theft and privacy protection solution, and continue to provide the highest level of service for our existing U.S. financial institution clients. As a result of the reorganization, we refined our criteria used to calculate and report the other data in the tables below.

The following tables provide details of our Personal Information Services segment revenue and subscriber information for the years ended December 31, 2013 and 2014, respectively (in thousands):

Personal Information Services Segment Revenue
	2013	2014	2013	2014

Bank of America	$127,897	$105,372	44.7%	46.2%
All other financial institution clients	80,599	45,436	28.2%	19.9%
Consumer direct	45,047	47,869	15.8%	21.0%
Canadian business lines	32,388	29,422	11.3%	12.9%
Total Personal Information Services segment revenue	$285,931	$228,099	100.0%	100.0%

Personal Information Services Segment Subscribers (1)

	Financial Institution	Consumer Direct	Canadian Business Lines	Total
Balance at December 31, 2012	3,711	260	347	4,318
Reclassification	(119)	-	-	(119)
Additions	145	224	153	522
Cancellations(2)	(1,670)	(183)	(168)	(2,021)
Balance at December 31, 2013	2,067	301	332	2,700
Additions	29	239	123	391
Cancellations(2)	(675)	(198)	(159)	(1,032)
Balance at December 31, 2014	1,421	342	296	2,059

(1)
This table excludes subscribers within our Insurance and Other Consumer Services segment, which was previously included in our historic Consumer Products and Services segment. Subscribers within our Insurance and Other Consumer Services segment as of December 31, 2013 and December 31, 2014 were 170 thousand and 96 thousand, respectively.

(2)	Cancellations by financial institutions were primarily due to large subscriber portfolio cancellations as a result of the financial institutions’ termination of our marketing agreements.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

Intersections Inc.
Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures.  Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others.  Share related compensation includes non-cash share based compensation, as well as dividend equivalent cash payments to restricted stock unit (“RSU”) holders.  An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income (loss) and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.  Management strongly encourages shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

(1) Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges represents consolidated income (loss) before income taxes plus share related compensation, non-cash impairment of goodwill, intangibles and other long-lived assets, depreciation and amortization, interest income (expense) and other income (expense).  We believe that the consolidated adjusted EBITDA before share related compensation and non-cash impairment charges calculation provides useful information to investors because they are indicators of our operating performance.  Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry.  Our Board of Directors and management use consolidated adjusted EBITDA before share related compensation and non-cash impairment charges to evaluate the operating performance of the company and to make compensation determinations.

We provide this information to show the impact of share related compensation on our operating results, as it is excluded from our internal operating and budgeting plans and measurements of financial performance; however, we do consider the dilutive impact to our shareholders when awarding share related compensation and consider both the Black-Scholes value and GAAP value in connection therewith, and value such awards accordingly.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

We do not consider share related compensation charges when we evaluate the performance of our individual business groups or formulate our short and long-term operating plans.  Due to its nature, individual managers generally are unable to project the impact of share related compensation and accordingly we do not hold them accountable for the impact of equity award grants.  When we consider making share related compensation grants, we primarily take into account the need to attract and retain high quality employees, overall shareholder dilution and the Black-Scholes values of the equity grant to the recipient, rather than the potential accounting charges associated with such grants.  For comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes share related compensation in order to better understand the long-term performance of our core business and to compare our results to the results of our peer companies because of varying available valuation methodologies and the variety of award types that companies can use under GAAP.  Furthermore, the value of share related compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control.  Accordingly, we believe that the presentation of consolidated adjusted EBITDA before share related compensation when read in conjunction with our reported GAAP results can provide useful supplemental information to our management, to investors and to our lenders regarding financial and business trends relating to our financial condition and results of operations.

Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges has limitations due to the fact it does not include all compensation related expenses.  For example, if we only paid cash based compensation as opposed to a portion in share related compensation, the cash compensation expense included in our general and administrative expenses would be higher.  We compensate for this limitation by providing information required by GAAP about outstanding share based awards in the footnotes to our financial statements in our SEC filings.  We believe equity based compensation is an important element of our compensation program and all forms of share related awards are valued and included as appropriate in our operating results.

The following table reconciles consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges, as defined for the previous eight quarters and years ended December 31, 2013 and 2014.  In managing our business, we analyze our performance quarterly on a consolidated income (loss) before income tax basis.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited, in thousands)

	2013 For the Three Months Ended				2014 For the Three Months Ended

	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31

Reconciliation from consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges

Consolidated income (loss) before income taxes	$5,315	$4,000	$(440)	$1,612	$(1,840)	$(3,026)	$(9,756)	$(29,011)
Non-cash share based compensation	1,519	1,639	1,640	1,570	1,190	1,486	509	1,240
Dividend equivalent payments to RSU holders and option holders	262	375	374	378	448	-	-	-
Impairment of goodwill, intangibles and other long-lived assets	-	-	1,327	-	-	-	-	25,837
Depreciation	2,059	2,155	2,347	1,836	1,540	1,439	1,276	1,401
Amortization	864	864	865	864	853	853	853	848
Interest expense, net	76	88	15	68	90	170	257	87
Other expense (income), net	272	418	18	(134)	(148)	287	239	291
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges (1)	$10,367	$9,539	$6,146	$6,194	$2,133	$1,209	$(6,622)	$693

	For the Years Ended December 31,

	2013	2014

Reconciliation from consolidated (loss) income before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges

Consolidated income (loss) before income taxes	$10,487	$(43,633)
Non-cash share based compensation	6,368	4,425
Dividend equivalent payments to RSU holders and option holders	1,389	448
Impairment of goodwill, intangibles and other long-lived assets	1,327	25,837
Depreciation	8,397	5,656
Amortization	3,457	3,407
Interest expense, net	247	604
Other expense, net	574	669
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges(1)	$32,246	$(2,587)

(1)	For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

Contact:

Intersections Inc.
Eric Miller
(703) 488-6100
intxinvestorrelations@intersections.com